UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 15, 2006

                            Industrial Minerals, Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


       000-30651                                            11-3763974
------------------------                                -------------------
(Commission File Number)                                 (I.R.S. Employer
                                                         Identification No.)


          2500 One Dundas Street West, Toronto, Ontario, Canada M5G 1Z3
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (416) 979-4621


                  ---------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))


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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS: ELECTION OF DIRECTORS:
            APPOINTMENT OF PRINCIPAL OFFICERS.

On September 15, 2006, Larry Van Tol, the Registrant's Chief Executive Officer, President, Acting Chief Financial Officer, Secretary and Director, voluntarily resigned as an officer and director of the Company for personal reasons. At the time of his resignation, Mr. Van Tol had no disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices. The Registrant has provided Mr. Van Tol with a copy of this Current Report prior to the filing thereof and informed him that he has the opportunity to provide the Registrant with correspondence stating whether he agrees or disagrees with the disclosure contained in this Current Report which the Registrant would also file such correspondence as an exhibit to this Current Report or an amendment thereto. The written communication received from Mr. Van Tol is an exhibit to this Current Report on Form 8-K.

On September 15, 2006, Robert Dinning accepted appointment as Secretary, Chief Financial Officer and a Director of Industrial Minerals, Inc. His biographical information is as follows:

Mr. Robert Dinning is a Chartered Accountant, and a life time member of the Alberta Institute of Chartered Accountants. After a career in corporate banking and as CFO and Secretary of a large public broadcasting company, Mr. Dinning opened his own Business and Management Consulting business in 1977, mainly in the mining, forestry, and software/high tech industries. Mr. Dinning assists in arrangement of financing, both nationally and internationally, and assists in corporate management as well.

Mr. Dinning has been active as a Director and Officer and consultant in various public companies since 1971 and is currently CFO and a Director of Apolo Gold & Energy, Inc., a public company in the financing and operating of precious metals concessions in various parts of the world.

On September 19, 2006, Cam Birge accepted appointment as President and a Director of Industrial Minerals, Inc. His biographical information is as follows: Mr. Birge has been a consultant to private and public companies for the past eight years specializing in the areas of organizational development and operations, public and private company financing, strategic management, conflict resolution and negotiations.

Mr. Birge has also been Vice-President of Operations for The Trust for Sustainable Development, where he was instrumental in assembling a management team that successfully negotiated the development of the $3 billion Loreto Bay project, one of the largest real estate developments underway in North America. He previously worked for Bell Canada Mobile Communications in Toronto as Business and Operations Analyst in Southern Ontario, the largest market in Canada.

Mr. Birge's background also includes almost twenty years in public and private education. He served as Associate Professor of Business at United States International University for five years where he was twice elected by his peers to be the Head of Graduate Business Studies on the Academic Council.



ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

     a)   Financial Statements - None
     b)   Exhibits

          17.1    Resignation Letter dated 9-19-06



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            INDUSTRIAL MINERALS, INC.

                                  (Registrant)

Dated: October 3, 2006

                           /s/ Robert Dinning
                           ------------------
                           Robert Dinning, Chief Financial Officer & Director


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